Acquisitions	3 Months Ended
Mar. 31, 2013
Business Combinations [Abstract]
Acquisitions
Acquisitions
CASEE
On January 16, 2012, we completed the acquisition of the remaining equity interests in Ydon Holdings, Ltd., a holding company set up to own a mobile marketing and advertising exchange with operations based in Beijing (CASEE), by acquiring all of the outstanding shares of Ydon Holdings which we did not previously own. We acquired this interest for an initial cash payment of $8.4 million and up to $20.3 million in contingent consideration. The transaction was accounted for using the purchase method of accounting. Transaction costs amounted to $0.9 million and were expensed as incurred.
Prior to the completion of the acquisition, we owned 33% of the outstanding shares and accounted for our investment in CASEE using the equity method. Upon completion of the acquisition, Ydon Holdings became our wholly-owned subsidiary. Immediately prior to the acquisition, we re-measured our interest in Ydon Holdings and recorded a gain of $6.0 million, which is included in other income (expense) in the consolidated statement of comprehensive loss. This fair value measurement was based on the per share consideration paid in the transaction, including the fair value of the contingent consideration, applied to the number of shares held by us immediately prior to closing.
The contingent consideration to be paid is based on CASEE's achievement of revenue and gross profit performance during the twelve months ended March 31, 2012 and 2013, with a maximum of $20.3 million. It is payable in two tranches, as soon as reasonably practical after the closing of the financial books for those periods, and may be paid in cash or up to 50% in our ordinary shares, at our discretion. We recorded the acquisition-date estimated fair value of the contingent payment of $6.4 million as a component of the consideration paid in exchange for the equity interests of Ydon Holdings. The acquisition-date fair value is measured at each quarter end based on the probability-adjusted present value of the consideration expected to be transferred. As of March 31, 2013 we have not paid any amount for contingent consideration as we are continuing to review whether all criteria required by the purchase agreement have been met. See disclosure of Level 3 fair value measurements in Note 6 for changes during the period.
We acquired CASEE to support the expansion of our business in China. The acquisition is expected to significantly enhance our presence in China and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of goodwill. The allocation of the total consideration of $22.8 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$1,456
Accounts receivable and other current assets	1,213
Property and equipment	97
Trade and other liabilities	(2,170)
Net assets acquired	596
Intangible assets acquired - customer relationships	390
Intangible assets acquired - trademark & trade name	2,490
Intangible assets acquired - developed technology	3,020
Goodwill	17,741
Deferred tax liability	(1,468)
Value of assets, net of deferred tax liabilities	$22,769
Purchase price:
Cash	$8,400
Contingent consideration (fair value)	6,360
Fair value of previously held interest	8,009
Total consideration	$22,769

In conjunction with the impairment analysis discussed in Note 2, all of the goodwill and substantially all of the acquired intangible assets were impaired in the three months ended March 31, 2013.